EXHIBIT 10.32

                      FINANCIAL PUBLIC RELATIONS AGREEMENT




      This Agreement is made and entered into on the 17th day of June, 2002 between AZCO MINING INC., ("Company"), a Delaware corporation, having offices at 7239 N. El Mirage Road, Glendale, Arizona 85307 and PACIFICA FINANCIAL GROUP ("Consultant"), a California corporation, having offices at 4600 Campus Drive, Suite 201, Newport Beach, California 92660.

      In consideration of the mutual promises made herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

 1. ENGAGEMENT. The Company hereby engages the Consultant, to render financial consulting advice to the Company upon the terms and conditions set forth herein. It is understood and acknowledged by the parties that the value of Consultant's advice is not readily quantifiable and that, although Consultant shall be obligated to render the advice contemplated by this Agreement upon the reasonable request of the Company, Consultant shall not be obligated to spend any specific amount of time in so doing. Consultant's duties may include, but will not necessarily be limited to:
       (a) Disseminating information about the Company to the investment community at large.
       (b) Assisting in the Company's financial public relations and help create investor awareness programs.
       (c)   Assist and introduce the Company to the following:
             (i)   Broker Syndication;
             (ii)  Market Making;
             (iii) Investor Groups;
             (iv)  Research Analyst;
             (v)   Road Shows.
       (d) The Consultant will furnish the Company activity reports on a bi-weekly basis.
             Consultant shall also render such other financial consulting services as may, from time to time, be agreed upon by Consultant and the Company.

 2.    COMPENSATION.   The   Company   shall  pay   Consultant   the   following
       compensation:
       (a)   430,000 shares of AZC restricted 144 stock.

       The Shares are fully earned by Consultant as of the execution of this Agreement and may not be cancelled or terminated by the Company for any reason.

 3. EXPENSES. Pursuant to this Agreement, in addition to the fees payable hereunder, and after the submission of appropriate evidence of expenditures, the Company shall promptly reimburse Consultant for all reasonable travel and out-of-pocket expenses incurred in connection with the services performed by Consultant.



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 4.    COMPANY COVENANTS. The Company covenants and agrees:

       (a) To furnish to Consultant disclosure and filing materials, financial statements, business plans, promotional materials, annual reports and press releases; and

       (b) To distribute due diligence packages in ample quantities to potential investors as well as to the brokerage community.

 5. COMPANY REPRESENTATIONS. The Company hereby represents and warrants that all opinions and advice, (written or oral), given by Consultant to the Company, in connection with Consultant's engagement, are intended solely for the benefit and use of the Company in considering the transaction to which they relate. The Company agrees that no person or entity other than the Company shall be entitled to make use of, or rely upon, the advice of Consultant to be given hereunder. No such opinion or advice shall be used for any manner or for any purpose, nor may the Company make any public references to Consultant, or use the Consultant's name in any annual reports or any other reports or releases of the Company, without Consultant's prior written consent.

 6. COMPANY INFORMATION. The Company recognizes and confirms that, in advising the Company hereunder, Consultant will use and rely on data, material and other information furnished to Consultant by the Company, without independently verifying the accuracy, completeness or veracity of same. Consultant may disseminate, through the use of the media and advertisement, the contents of the due diligence package and any research reports in order to attract potential investors as well as the brokerage community.

 7. CONFIDENTIALITY. Consultant will hold in confidence any confidential information, which the Company provides to Consultant, pursuant to this Agreement, which is designated by an appropriate stamp or legend as being confidential. Notwithstanding the foregoing, Consultant shall not be required to maintain confidentiality with respect to information; (i) which is or becomes part of the public domain not due to the breach of this Agreement by Consultant; (ii) of which it had independent knowledge prior to disclosure; (iii) which comes into the possession of Consultant in the normal and routine course of its own business from and through independent non-confidential sources; or (iv) which is required to be disclosed in accordance with applicable law. If Consultant is requested or required to disclose any confidential information supplied to it by the Company, Consultant shall, unless prohibited by law, promptly notify the Company of such request(s) so that the Company may seek an appropriate protective order.

 8. BUSINESS ACTIVITIES. The Company acknowledges that Consultant or its affiliates are in the business of providing financial services and consulting advice to others. Nothing herein contained shall be construed to limit or restrict Consultant in conducting such business with others, or in rendering such advice to others.

 9. TERM. This Agreement shall commence on the date hereof and will terminate ninety (90) days from the date hereof.



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 10.   INDEMNITY.  The Company agrees to indemnify and hold harmless Consultant, its employees, agents, representatives and controlling persons from and against any and all losses, claims, damages, liabilities, suits, actions, proceedings, costs and expenses (collectively, "Damages") including, without limitation, reasonable attorney fees and expenses, as and when incurred, if such Damages were directly or indirectly caused by, relating to, based upon or arising out of the rendering by Consultant of services pursuant to this Agreement, so long as Consultant shall not have engaged in intentional or willful misconduct, or shall have acted grossly negligent, in connection with the services provided which form the basis of the claim for indemnification. This paragraph shall survive the termination of this Agreement.

 11. INDEPENDENT CONTRACTOR. Consultant shall perform its services hereunder as an independent contractor and not as an employee or agent of the Company or any affiliate thereof. Consultant shall have no authority to act for, represent or bind the Company or any affiliate thereof in any manner, except as may be expressly agreed to by the Company in writing from time to time.

 12. NO BROKER/DEALER SERVICES. The Company acknowledges that Consultant is not a registered broker-dealer and that Consultant cannot, and shall not be required hereunder, to engage in the offer or sale of securities on behalf of the Company. While Consultant has relationships and contacts with various investors, broker-dealers, and investment funds, Consultant's participation in the actual offer or sale of the Company's securities shall be limited to that of an advisor to the Company and a "finder" of investors, broker-dealers and funds. The Company acknowledges and agrees that the solicitation and consummation of any purchases of the Company's securities shall be handled by the Company or one or more NASD member firms engaged by the Company for that purpose.

 13. NO GUARANTY. The Company acknowledges that Consultant cannot provide any guaranty of assurance that the Company will be successful in completing any transactions of the types described herein, as they are subject to numerous factors which are beyond the control of Consultant, including, but not limited to, market conditions, results of operations of the Company, industry trends and underwriter interest.

 14. MISCELLANEOUS. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof. No provision of the Agreement may be amended, modified or waived, except in writing, signed by both parties. This Agreement shall be binding upon and inure to the benefit of each of the parties and their respective successors, legal representatives and assigns. This Agreement may be executed in counterparts. In the event of any dispute under this Agreement, then and in such event, each party agrees that the same shall be submitted to the American Arbitration Association ("AAA") in the County of Orange, for its decision and determination in accordance with its rules and regulations then in effect. Each of the parties agrees that the decision and/or award made by the AAA may be entered as judgment of the Courts of the State of California, and shall be enforceable as such. This Agreement shall be construed and enforced in accordance with the laws of the State of California, without giving effect to conflict of laws.



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 15.   ATTORNEYS' FEES. In any legal action brought to enforce the provisions of this Agreement, including the breach thereof, the prevailing party shall be entitled to recover all costs and expenses, including reasonable attorneys' fees, incurred in enforcing or attempting to enforce any of the terms, covenants or conditions, including costs incurred prior to commencement of legal action and all costs and expenses, including reasonable attorneys' fees, incurred in any appeal from an action brought to enforce any of the terms, covenants, and conditions.

       IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on the day and year first above written.




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 Lawrence G. Olson                             Date
 President
 AZCO MINING INC.










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 Omar Sanchez                                   Date
 Managing Partner
 PACIFICA FINANCIAL GROUP